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                                                                    Exhibit 99.1

Noteholders' Statement for Student Loan Funding 1998-A/B Trust
(successor to Student Loan Funding LLC)
Student Loan Senior & Subordinate Asset Backed Notes for Collection Period Ending: May 31, 1999

CUSIP
$400,000,000 Senior Series 1998A1-3                  86387QAF1 F/K/A 86387QAA2
$93,300,000 Senior Series 1998A1-4                   86387QAG9 F/K/A 86387QAB0
$90,000,000 Senior Series 1998A1-5                   86387QAH7 F/K/A 86387QAC8
$90,000,000 Senior Series 1998A1-6                   86387QAJ3 F/K/A 86387QAD6
$54,500,000 Subordinate Series 1998B1-3              86387QAK0 F/K/A 86387QAE4

DISTRIBUTION DATE
$400,000,000 Senior Series 1998A1-3                  June 30, 1999
$93,300,000 Senior Series 1998A1-4                   June 17, 1999
$90,000,000 Senior Series 1998A1-5                   June 24, 1999
$54,500,000 Subordinate Series 1998B1-3              June 30, 1999

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
(a)  Principal Factor
                   (i)                 1998 A1-3 Notes:                                 0.8465341
                   (ii)                1998 B1-3 Notes:                                 1.0000000

(b)  Amount of principal being paid or distributed:
                   (i)                 1998 A1-3 Notes:                            $12,493,688.81
                   (ii)                1998 A1-4 Notes:                                     $0.00
                   (iii)               1998 A1-5 Notes:                                     $0.00
                   (iv)                1998 A1-6 Notes:                                     $0.00
                   (v)                 1998 B1-3 Notes:                                     $0.00

(c)  Amount of interest being paid or distributed based upon the Formula Rate:
                   (i)                 1998 A1-3 Notes:                             $1,705,394.07
                   (ii)                1998 A1-4 Notes:                               $359,205.00
                   (iii)               1998 A1-5 Notes:                               $357,000.00
                   (iv)                1998 A1-6 Notes on 7/1/99:                     $345,800.00
                   (v)                 1998 B1-3 Notes:                               $283,854.17

     Formula Interest Rates
                   (i)                 1998 A1-3 Notes:                                   5.29875%
                   (ii)                1998 A1-4 Notes:                                   4.95000%
                   (iii)               1998 A1-5 Notes:                                   5.10000%
                   (iv)                1998 A1-6 Notes:                                   4.94000%
                   (v)                 1998 B1-3 Notes:                                   6.25000%

     Interest Rates if they were based upon the Net Loan Rate
                   (i)                 1998 A1-3 Notes:                                      7.25%
                   (ii)                1998 A1-4 Notes:                                      7.24%
                   (iii)               1998 A1-5 Notes:                                      7.24%
                   (iv)                1998 A1-6 Notes:                                      7.24%
                   (v)                 1998 B1-3 Notes:                                      6.25%
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
(d)  Amount of distribution allocable to any Noteholders' Interest Carryover:
                   (i)                 1998 A1-3 Notes:                                     $0.00
                   (ii)                1998 A1-4 Notes:                                     $0.00
                   (iii)               1998 A1-5 Notes:                                     $0.00
                   (iv)                1998 A1-6 Notes:                                     $0.00
                   (v)                 1998 B1-3 Notes:                                     $0.00

(e)  Pool Balance on April 30, 1999:                                              $640,824,620.00
     Pool Balance on May 31, 1999:                                                $631,418,993.00
                   (i)                 Parity Percentage                                    97.34%
                   (ii)                Senior Parity Percentage                            106.00%

(f)  After giving effect to distributions on this Distribution Date:
                   (i)                 1998 A1-3 Notes:                           $338,613,627.55
                   (ii)                1998 A1-4 Notes:                           $ 93,300,000.00
                   (iii)               1998 A1-5 Notes:                           $ 90,000,000.00
                   (iv)                1998 A1-6 Notes:                           $ 90,000,000.00
                   (v)                 1998 B1-3 Notes:                           $ 54,500,000.00

     Total Series A Notes outstanding:                                            $611,913,627.55
     Total Notes outstanding:                                                     $666,413,627.55

(g)  Amount of Program Operating Expenses
     to be allocated for the upcoming Distribution Date:                          $    444,780.00

(h)  (i) Aggregate amount of Realized Losses (if any) for the Collection Period
     immediately preceding the Distribution Date:                                 $      6,389.00
     (ii) Amount received for recoveries of Realized Losses
          from a previous Collection Period
                   (a) interest                                                   $          0.00
                   (b) principal                                                  $          0.00

(i)  (i) Amount of distribution attributable to the Reserve Fund:                 $  1,051,339.86
     (ii) Amount of distribution attributable to the Acquisition Fund:            $          0.00
     (iii) Amount of distribution attributable to other Indenture accounts:       $ 13,431,597.18
     (iv) Reserve Fund Balance:                                                   $  9,996,204.42
     (v) Acquisition Fund Balance:                                                $          0.00
     (vi) Other Indenture Account Balances:                                       $  5,448,189.42
     (vii) Amount of Parity Percentage Payments:                                  $  2,036,721.95

(j)  The aggregate amount paid for Financed Student Loans
     purchased by the trust during the immediately preceding
     Collection Period:                                                           $          0.00

(k)  Amount of Financed Student Loans:
     (i) that are 31 through 60 days delinquent:                                  $ 26,511,007.00
     (ii) that are 61 through 90 days delinquent:                                 $ 16,370,118.00
     (iii) that are 91 through 120 days delinquent:                               $ 12,738,889.00
     (iv) that are more than 120 days delinquent:                                 $ 26,754,129.00
     (v) for which claims have been filed with the appropriate Guaranty
          Agency, guarantor, or escrow fund and which are awaiting payment:       $  2,679,137.00
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